UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

MAY 31, 2015

THOMPSON
LARGECAP FUND®
(THPGX)

THOMPSON
MIDCAP FUND®
(THPMX)

THOMPSON
BOND FUND®
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2015

CONTENTS

Page(s)
LARGECAP FUND
Investment review	3-5
Schedule of investments	6-8

MIDCAP FUND
Investment review	9-11
Schedule of investments	12-14

BOND FUND
Investment review	15-17
Schedule of investments	18-27

FUND EXPENSE EXAMPLES	28

FINANCIAL STATEMENTS
Statements of assets and liabilities	29
Statements of operations	30
Statements of changes in net assets	31
Notes to financial statements	32-38
Financial highlights	39-41

ADDITIONAL INFORMATION	42

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Semi-Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
May 31, 2015

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The LargeCap Fund produced a total return of 2.26% for the six-month period ended May 31, 2015, as compared to its benchmark, the S&P 500 Index, which returned 2.97%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/15
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	10.65%	21.26%	15.40%	4.71%
S&P 500 Index	11.81%	19.67%	16.54%	8.12%

Gross Expense Ratio as of 03/31/15 was 1.23%.
Net Expense Ratio after reimbursement as of 03/31/15 was 1.15%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2016, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2015

Management Commentary

The LargeCap Fund got off to a slow start for the semi-annual period based primarily on weakness within the Health Care and Consumer Discretionary sectors. Performance in both sectors was hurt by a series of poor performers among Fund holdings. The impact of this relative to the Fund’s benchmark was exacerbated by strong performance among stocks the Fund did not own, especially within select industries such as Pharmaceuticals, Health Care Providers and Internet Retailers. In many cases we feel these winners trade at either very high valuation multiples or have lackluster earnings growth, and thus were avoided by the Fund. Although in the short run the performance of stocks can be disconnected from these two factors, as was the case in the semi-annual period, we believe that over longer periods of time earnings growth and valuation are key determinants of performance. We thus remain content with our decision to underweight these holdings.

As we see it, the market appears trapped between the recovering economy and the prospect of higher interest rates. This means some investors are buying stocks based on expectations of higher profits due to economic growth, while others are selling stocks because they anticipate the main alternative, bonds, will be more attractive when rates rise. In addition, higher interest rates mean the discount rate of the market is higher, which all else equal lowers equity prices. On any given day or week one of these two sides appears to have the upper hand, only for the tide to turn again. The resulting choppy market action is a natural phase that occurs as we approach the beginning of a presumptive Federal Reserve rate-hiking cycle. Fortunately, historically this has been a temporary market condition. Once the Fed actually raises rates, equity markets in the past have typically performed well over the subsequent year or two as long as the Fed is only moving from “easy” to “neutral” monetary policy, as we expect will happen. Based on our internal analysis of data compiled by Strategas Research Partners, it’s only later in the cycle, when the Fed is raising rates from “neutral” to “tight” to deliberately slow the economy, when equity markets have typically faltered.

If our assessment of the market is correct, we believe investors will increasingly seek out companies that can grow their earnings without the help of an accommodative Federal Reserve. These are companies that are growing due to their own individual products, opportunities and competitive strengths as opposed to merely trending with the economy. That isn’t to say these companies wouldn’t benefit from a strong economy. Because these companies are on average pro-cyclical in nature, the opposite is actually true. Rather, these are names that can grow even without the help of a broader rising earnings tide lifting the entire market. Overall consensus earnings growth for the S&P 500 is expected to be in the low single digits in 20151. We believe that the Fund, with an expected earnings growth rate of nearly 10%, offers shareholders a collection of strong potential growers. If these growth estimates for the Fund’s holdings relative to the market prove to be correct, they hopefully could translate into stronger-than-market stock price appreciation for shareholders despite the Fund’s holdings having similar valuation levels as the rest of their benchmark.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Discount Rate is the interest rate charged to commercial banks and other depository institutions for loans received from the Federal Reserve Bank’s discount window.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the Fund’s future returns.
____________________
     1 Source: Factset Consensus Estimates.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2015

Sector Weightings at 05/31/15
% of Total Investments

Top 10 Equity Holdings at 05/31/15
Company	Industry	% of Fund’s Net Assets
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	3.09%
Microsoft Corp.	Software	3.09%
Bank of America Corp.	Banks	2.34%
Google Inc. Class A	Internet Software & Services	2.22%
Citigroup Inc.	Banks	2.12%
Chevron Corp.	Oil, Gas & Consumable Fuels	2.10%
General Electric Co.	Industrial Conglomerates	2.09%
Cisco Systems, Inc.	Communications Equipment	2.09%
JPMorgan Chase & Co.	Banks	2.05%
Express Scripts Holding Co.	Health Care Providers & Services	2.03%

As of May 31, 2015, 99.8% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2015

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 14.0%
Auto Components - 1.6%
Johnson Controls, Inc.	39,500	$2,054,790

Automobiles - 0.9%
Harley-Davidson, Inc.	22,300	1,192,827

Distributors - 0.8%
LKQ Corp. (a)	37,275	1,064,947

Household Durables - 1.7%
D.R. Horton, Inc.	29,025	758,133
Jarden Corp. (a)	24,990	1,325,969
		2,084,102
Leisure Products - 0.6%
Brunswick Corp.	13,850	706,904

Media - 3.3%
The Walt Disney Co.	8,575	946,423
Time Warner Inc.	11,975	1,011,648
Viacom Inc. Class B	32,725	2,188,648
		4,146,719
Multiline Retail - 3.0%
Kohl’s Corp.	24,235	1,587,150
Target Corp.	27,310	2,166,229
		3,753,379
Specialty Retail - 1.6%
Bed Bath & Beyond Inc. (a)	21,975	1,567,257
Lumber Liquidators Holdings, Inc. (a)	22,750	464,100
		2,031,357
Textiles, Apparel & Luxury
Goods - 0.5%
Hanesbrands, Inc.	19,600	624,456

Consumer Staples - 5.6%
Beverages - 0.7%
PepsiCo, Inc.	9,400	906,442

Food & Staples Retailing - 4.2%
CVS Health Corp.	11,950	1,223,441
Walgreen Boots Alliance, Inc.	27,500	2,360,600
Wal-Mart Stores, Inc.	23,950	1,778,766
		5,362,807
Household Products - 0.7%
The Procter & Gamble Co.	10,550	827,015

Energy - 12.6%
Energy Equipment &
Services - 2.1%
Helmerich & Payne, Inc.	9,500	693,405
Schlumberger Ltd.	21,369	1,939,664
		2,633,069
Oil, Gas & Consumable
Fuels - 10.5%
Apache Corp.	21,075	1,261,128
Chevron Corp.	25,795	2,656,885
Devon Energy Corp.	26,150	1,705,503
EOG Resources, Inc.	13,725	1,217,270
Exxon Mobil Corp.	45,870	3,908,124
Noble Energy, Inc.	27,625	1,209,423
PetroChina Co. Ltd. ADR	11,050	1,309,314
		13,267,647
Financials - 17.0%
Banks - 12.0%
Associated Banc-Corp	72,215	1,369,919
Bank of America Corp.	179,450	2,960,925
CIT Group Inc.	34,550	1,598,283
Citigroup Inc.	49,650	2,685,072
First Horizon National Corp.	96,185	1,419,691
JPMorgan Chase & Co.	39,475	2,596,666
PNC Financial Services Group, Inc.	11,305	1,081,775
SunTrust Banks, Inc.	16,750	714,890
Zions Bancorporation	24,375	703,950
		15,131,171
Capital Markets - 2.6%
Northern Trust Corp.	18,245	1,360,165
State Street Corp.	25,200	1,963,836
		3,324,001
Consumer Finance - 0.5%
Discover Financial Services	10,620	618,827

Insurance - 1.0%
Aflac, Inc.	20,360	1,266,799

Real Estate Investment
Trusts - 0.9%
DiamondRock Hospitality Co.	42,475	559,396
Host Hotels & Resorts Inc.	26,150	520,908
		1,080,304

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Shares	Value
COMMON STOCKS (continued)

Health Care - 12.5%
Biotechnology - 4.1%
Amgen Inc.	7,790	$1,217,265
Celgene Corp. (a)	16,650	1,905,426
Exact Sciences Corp. (a)	78,400	2,117,584
		5,240,275
Health Care Equipment
& Supplies - 3.0%
Baxter Int’l. Inc.	17,710	1,179,663
Hologic, Inc. (a)	39,525	1,413,809
ResMed Inc.	8,575	504,382
Zimmer Holdings, Inc.	5,525	630,347
		3,728,201
Health Care Providers &
Services - 4.4%
Express Scripts Holding Co. (a)	29,400	2,561,916
Hanger, Inc. (a)	44,700	1,027,653
McKesson Corp.	8,260	1,959,520
		5,549,089
Pharmaceuticals - 1.0%
Johnson & Johnson	12,360	1,237,730

Industrials - 11.4%
Air Freight & Logistics - 1.0%
FedEx Corp.	7,475	1,294,819

Building Products - 1.6%
Masco Corp.	75,100	2,032,957

Electrical Equipment - 4.3%
ABB Ltd. ADR	103,775	2,266,446
Emerson Electric Co.	25,825	1,557,506
Rockwell Automation, Inc.	12,525	1,539,197
		5,363,149
Industrial Conglomerates - 3.0%
General Electric Co.	96,850	2,641,099
3M Co.	7,570	1,204,236
		3,845,335
Machinery - 1.5%
Illinois Tool Works Inc.	12,975	1,217,444
Ingersoll-Rand PLC	9,775	672,325
		1,889,769
Information Technology - 25.4%
Communications
Equipment - 6.1%
Cisco Systems, Inc.	89,985	2,637,460
JDS Uniphase Corp. (a)	195,535	2,506,759
Qualcomm, Inc.	36,280	2,527,990
		7,672,209
Electronic Equipment,
Instruments &
Components - 1.4%
Corning Inc.	74,375	1,555,925
Maxwell Technologies, Inc. (a)	43,697	222,855
		1,778,780
Internet Software &
Services - 3.1%
eBay Inc. (a)	18,570	1,139,455
Google Inc. Class A (a)	5,145	2,805,671
		3,945,126
IT Services - 1.8%
Alliance Data Systems Corp. (a)	3,425	1,020,753
Visa Inc. Class A	18,280	1,255,470
		2,276,223
Semiconductors &
Semiconductor
Equipment - 6.4%
Altera Corp.	34,175	1,669,449
Broadcom Corp. Class A (a)	35,015	1,990,603
Intel Corp.	35,925	1,237,976
Linear Technology Corp.	19,570	936,425
Maxim Integrated Products, Inc.	26,455	927,777
NXP Semiconductors N.V. (a)	12,100	1,358,225
		8,120,455
Software - 4.6%
Microsoft Corp.	83,251	3,901,142
Oracle Corp.	44,750	1,946,177
		5,847,319
Technology Hardware, Storage
& Peripherals - 2.0%
EMC Corp.	47,475	1,250,492
Hewlett-Packard Co.	38,025	1,270,035
		2,520,527
Materials - 1.3%
Metals & Mining - 1.3%
Freeport-McMoRan Inc.	85,825	1,686,461

TOTAL COMMON STOCKS
(COST $105,695,340)		126,105,987

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Shares	Value
SHORT-TERM INVESTMENTS - 0.0%

Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.097% (b)	12,620	$12,620

Total Money Market Funds		12,620

TOTAL SHORT-TERM
INVESTMENTS (COST $12,620)		12,620

TOTAL INVESTMENTS - 99.8%
(COST $105,707,960)		126,118,607

NET OTHER ASSETS AND
LIABILITIES - 0.2%		295,448

NET ASSETS - 100.0%		$126,414,055

(a)	Non-income producing security.
(b)	Represents the 7-day yield at May 31, 2015.

ADR:	American Depositary Receipt
N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
May 31, 2015

Portfolio Managers
              James T. Evans, CFA
              Jason L. Stephens, CFA
              John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 2.84% for the six-month period ended May 31, 2015, as compared to its benchmark, the Russell Midcap Index, which returned 4.74%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/15
				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/08)
Thompson MidCap Fund	7.75%	20.05%	15.22%	11.13%
Russell Midcap Index	12.47%	21.21%	17.20%	10.98%

Gross Expense Ratio as of 03/31/15 was 1.54%.
Net Expense Ratio after reimbursement as of 03/31/15 was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2016, so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2015

Management Commentary

The semi-annual period was marked by an unexpected decline in oil prices, and its repercussions. The decline caused earnings expectations for many midcap energy companies to drop 50% or more, which was enough to materially lower expected overall index earnings growth to the low single digits1. Many Consumer Discretionary stocks fared poorly after a corresponding increase in consumer spending failed to materialize. Weakness in consumer stocks hurt the Fund the most relative to its benchmark during the semi-annual period. While it’s always disappointing to lag, we do not believe the causes of said performance are likely to persist during the second half of the fiscal year.

Our confidence comes from looking at future expectations for Gross Domestic Product (GDP). While GDP is always of interest, investors are especially sensitive to current economic data as they assess somewhat elevated stock valuations and the likelihood that the Federal Reserve will soon raise rates. Of course, an accelerating economy has historically correlated with growing earnings, which can be good for stock investors. In addition, a sustained pickup in economic activity is usually followed by an increase in inflation, which is a key consideration for the Fed, and could support an interest rate hike.

If GDP is so important, why didn’t both interest rates and the stock market drop precipitously when it was reported that GDP declined -0.2% from the fourth quarter of 2014 to the first quarter of 20152? Why didn’t investors react negatively when multiple employment data points deteriorated in the first quarter of 2015? The answer is that investors understand three of the main reasons for these disappointing trends. First is a seasonal issue. It is important to remember that GDP data is popularly reported quarter-over-quarter and not year-over-year. Historically there is more activity in the fourth quarter than the first quarter due to holiday-influenced consumer purchases. Second, unusually cold weather again skewed results negatively much as it did last year, which affects any quarter-over-quarter number like GDP. Finally, the dramatic decline in oil prices resulted in mass oil industry layoffs and a decline in oil field capital expenditures during the first quarter.

Investors look forward, and as the U.S. is still a net importer of oil, the immediate negative impact of the decline in oil prices should eventually be offset. Companies will either reinvest their gas savings or distribute them to shareholders through dividends or stock buybacks. In the near-term, consumers may pocket their gas savings or pay down debt, but in the long-run consumers’ marginal propensity to spend is high. In other words, we think investors are rationally deducing that the negative data we saw in the first quarter is likely to turn positive as the year progresses. If our reasoning is correct, as time passes the more pro-cyclical allocation within the Fund among Consumer Discretionary and other stocks may benefit shareholders.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, tax, and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Correlation is a statistical measure of how two securities move in relation to each other.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

____________________

[1]	Source: Factset Consensus Estimates.
[2]	Source: US Department of Commerce.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2015

Sector Weightings at 05/31/15
% of Total Investments

Top 10 Equity Holdings at 05/31/15
		% of Fund’s
Company	Industry	Net Assets
Broadcom Corp. Class A	Semiconductors & Semiconductor Equipment	2.46%
First Horizon National Corp.	Banks	2.20%
CIT Group Inc.	Banks	2.07%
Jarden Corp.	Household Durables	2.05%
JDS Uniphase Corp.	Communications Equipment	2.05%
Exact Sciences Corp.	Biotechnology	2.04%
Bed Bath & Beyond Inc.	Specialty Retail	2.04%
Hanger, Inc.	Health Care Providers & Services	2.01%
NXP Semiconductors N.V.	Semiconductors & Semiconductor Equipment	1.98%
SPX Corp.	Machinery	1.96%

As of May 31, 2015, 100.0% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2015

	Shares	Value
COMMON STOCKS - 99.9%

Consumer Discretionary - 19.1%
Automobiles - 1.3%
Harley-Davidson, Inc.	9,725	$520,190

Distributors - 1.5%
LKQ Corp. (a)	21,720	620,540

Hotels, Restaurants &
Leisure - 0.9%
Chuy’s Holdings Inc. (a)	14,025	364,510

Household Durables - 3.6%
D.R. Horton, Inc.	24,675	644,511
Jarden Corp. (a)	16,143	856,548
		1,501,059
Leisure Products - 1.1%
Brunswick Corp.	9,275	473,396

Multiline Retail - 2.7%
Kohl’s Corp.	11,035	722,682
Nordstrom, Inc.	5,800	421,312
		1,143,994
Specialty Retail - 4.9%
Bed Bath & Beyond Inc. (a)	11,905	849,065
Chico’s FAS, Inc.	19,725	327,632
Lumber Liquidators Holdings, Inc. (a)	16,400	334,560
Urban Outfitters, Inc. (a)	15,100	519,138
		2,030,395
Textiles, Apparel &
Luxury Goods - 3.1%
Coach, Inc.	11,055	391,015
Hanesbrands, Inc.	21,660	690,088
Michael Kors Holdings Ltd. (a)	4,925	229,013
		1,310,116
Consumer Staples - 2.8%
Food & Staples Retailing - 1.2%
The Fresh Market, Inc. (a)	15,400	488,950

Food Producers - 1.6%
Ingredion Inc.	2,775	227,467
The J. M. Smucker Co.	3,787	448,949
		676,416
Energy - 5.2%
Energy Equipment &
Services - 2.4%
Cameron Int’l. Corp. (a)	6,725	345,194
FMC Technologies, Inc. (a)	7,625	318,649
Helmerich & Payne, Inc.	4,785	349,257
		1,013,100
Oil, Gas & Consumable
Fuels - 2.8%
Cameco Corp.	14,025	210,235
Denbury Resources Inc.	6,910	50,927
Murphy Oil Corp.	5,701	247,765
Noble Energy, Inc.	15,075	659,983
		1,168,910
Financials - 19.8%
Banks - 9.0%
Associated Banc-Corp	39,805	755,101
CIT Group Inc.	18,680	864,137
First Horizon National Corp.	62,270	919,105
Regions Financial Corp.	22,135	223,342
SunTrust Banks, Inc.	10,495	447,927
Zions Bancorporation	18,110	523,017
		3,732,629
Capital Markets - 3.0%
Eaton Vance Corp.	10,920	443,352
Northern Trust Corp.	10,855	809,240
		1,252,592
Consumer Finance - 1.2%
Discover Financial Services	8,829	514,466

Insurance - 1.7%
Cincinnati Financial Corp.	6,190	313,090
Unum Group	11,555	403,963
		717,053
Real Estate Investment
Trusts - 3.6%
Annaly Capital Management Inc.	41,250	430,650
DiamondRock Hospitality Co.	26,450	348,346
Host Hotels & Resorts Inc.	17,835	355,273
LaSalle Hotel Properties	9,520	347,099
		1,481,368
Thrifts & Mortgage
Finance - 1.3%
Flagstar Bancorp, Inc. (a)	28,325	530,810

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Shares	Value
COMMON STOCKS (continued)

Health Care - 16.3%
Biotechnology - 2.5%
Exact Sciences Corp. (a)	31,450	$849,464
Myriad Genetics, Inc. (a)	5,225	177,389
		1,026,853
Health Care Equipment &
Supplies - 5.7%
Hologic, Inc. (a)	19,425	694,832
Natus Medical Inc. (a)	7,725	301,738
ResMed Inc.	11,046	649,726
Thoratec Corp. (a)	7,000	317,730
Zimmer Holdings, Inc.	3,675	419,281
		2,383,307
Health Care Providers &
Services - 5.2%
Catamaran Corp. (a)	10,775	644,884
Hanger, Inc. (a)	36,525	839,710
McKesson Corp.	1,365	323,819
Patterson Cos., Inc.	7,880	376,979
		2,185,392
Health Care Technology - 1.5%
MedAssets Inc. (a)	29,190	609,195

Life Sciences Tools &
Services - 0.4%
Fluidigm Corp. (a)	7,200	170,208

Pharmaceuticals - 1.0%
Jazz Pharmaceuticals PLC (a)	2,300	412,505

Industrials - 13.2%
Air Freight & Logistics - 1.3%
Expeditors Int’l. of Washington, Inc.	11,900	545,496

Building Products - 2.5%
Masco Corp.	25,225	682,841
USG Corp. (a)	11,775	339,591
		1,022,432
Electrical Equipment - 3.1%
Regal Beloit Corp.	7,405	578,997
Rockwell Automation, Inc.	5,600	688,184
		1,267,181
Machinery - 5.3%
Allison Transmission Holdings, Inc.	13,325	407,745
Ingersoll-Rand PLC	10,000	687,800
Mueller Water Products, Inc. Class A	33,700	310,714
SPX Corp.	11,025	819,268
		2,225,527
Trading Companies &
Distributors - 1.0%
W.W. Grainger, Inc.	1,788	429,710

Information Technology - 18.5%
Communications Equipment - 2.1%
JDS Uniphase Corp. (a)	66,606	853,889

Electronic Equipment,
Instruments &
Components - 1.0%
InvenSense Inc. (a)	16,875	238,950
Maxwell Technologies, Inc. (a)	37,397	190,725
		429,675
Internet Software &
Services - 1.0%
Liquidity Services, Inc. (a)	40,675	403,496

IT Services - 2.3%
Alliance Data Systems Corp. (a)	1,950	581,158
Fiserv, Inc. (a)	4,944	396,262
		977,420
Semiconductors &
Semiconductor
Equipment - 9.5%
Altera Corp.	11,225	548,341
Broadcom Corp. Class A (a)	18,030	1,025,005
Cavium Inc. (a)	6,500	457,405
Linear Technology Corp.	9,690	463,667
Maxim Integrated Products, Inc.	18,066	633,575
NXP Semiconductors N.V. (a)	7,350	825,037
		3,953,030
Software - 0.6%
Take-Two Interactive Software, Inc. (a)	9,435	258,236

Technology Hardware,
Storage & Peripherals - 2.0%
Nimble Storage, Inc. (a)	12,800	331,264
Silicon Graphics Int’l. Corp. (a)	30,200	193,884
Stratasys Ltd. (a)	3,900	138,684
3D Systems Corp. (a)	7,550	165,119
		828,951
Materials - 3.7%
Chemicals - 2.7%
Ecolab Inc.	4,606	528,078
Int’l. Flavors & Fragrances Inc.	5,160	614,246
		1,142,324

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Shares	Value
COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 1.0%
Lundin Mining Corp. (a)	43,600	$198,816
Stillwater Mining Co. (a)	15,200	220,248
		419,064
Utilities - 1.3%
Multi-Utilities - 1.3%
MDU Resources Group, Inc.	14,300	299,442
SCANA Corp.	4,850	257,826
		557,268

TOTAL COMMON STOCKS
(COST $34,606,134)		41,641,653

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Fidelity Money Market Portfolio
Class I, 0.097% (b)	57,987	57,987

Total Money Market Funds		57,987

TOTAL SHORT-TERM
INVESTMENTS (COST $57,987)		57,987

TOTAL INVESTMENTS - 100.0%
(COST $34,664,121)		41,699,640

NET OTHER ASSETS AND
LIABILITIES - 0.0%		3,980

NET ASSETS - 100.0%		$41,703,620

(a)	Non-income producing security.
(b)	Represents the 7-day yield at May 31, 2015.

N.V.:	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC:	Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect thereto or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
May 31, 2015

Portfolio Managers
              James T. Evans, CFA
              Jason L. Stephens, CFA
              John W. Thompson, CFA

Performance

The Bond Fund produced a total return of 0.87% for the six-month period ended May 31, 2015, as compared to its benchmark, the Barclays U.S. Government/Credit 1-5 Year Index, which returned 0.78%, and as compared to the Barclays U.S. Credit 1-5 Year Index, which returned 0.99%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05/31/15
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	0.01%	3.76%	4.30%	5.74%
Barclays U.S. Gov’t./Credit 1-5 Year Index	1.42%	1.33%	2.02%	3.41%
Barclays U.S. Credit 1-5 Year Index	1.63%	2.53%	3.23%	4.19%

Gross Expense Ratio as of 03/31/15 was 0.72%.	30-Day SEC Yield as of 5/31/15 was 3.65%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Barclays U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Barclays® is a trademark of Barclays Bank PLC.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2015

Management Commentary

Though bond investors saw significant fluctuations in interest rates during the first half of fiscal year 2015, those rates ultimately were little changed by the end of May. BBB Corporate spreads were also volatile, and increased approximately 15 basis points during the same period. We expect this volatility to continue as investors reassess their asset allocations in consideration of potential interest rate hikes by the Federal Reserve. In this uncertain environment, we continue to favor corporate bonds with competitive interest rate spreads over Treasury securities.

Our dim view of potential treasury returns is due to their still-historically low yields. The 5-year Treasury, for example, yields a paltry 1.49%. Mathematically, the only way for the returns of a Treasury-dominated portfolio or benchmark to perform much better than this yield going forward is for interest rates to decline. Because we believe the economy is continuing to recover and that hikes in interest rates by the Federal Reserve in the back half of the calendar year are likely, we think rates are unlikely to decline dramatically from here at any time in the near future. If rates actually rise, we’d rather be invested in securities with higher yields than treasuries currently offer.

With a 30-day SEC yield of 3.65% at the end of May, the Fund is not as reliant upon declining interest rates to produce a competitive return. Instead, there are multiple ways in which such a return could be generated, some of which involve rate changes and some of which involve simply holding securities to maturity and collecting their interest payments. This doesn’t mean such a return will necessarily occur, as actual results will vary based on corporate spreads, interest-rate changes and other factors that are impossible to predict. Nevertheless we believe shareholders may benefit by not being entirely dependent upon lower rates to produce positive returns.

As for how we are able to generate a 30-day SEC yield of 3.65% versus a duration of only 2.07 years, the answer comes back to the risk/reward tradeoffs we have discussed in prior commentaries. We take risks we believe shareholders are being fairly compensated to take. Right now we view that as credit risk, which is why the Fund is largely invested in corporate bonds instead of Treasuries, Agencies or mortgage-backed securities. Funds and benchmarks that have a high allocation to those other asset classes are exposing their shareholders to risks that we think they are not adequately being compensated for. This doesn’t mean we will take unlimited credit risk, but rather what we feel is an appropriate amount given the yield being offered. It is this focus on taking or reducing risk in the portfolio relative to available market opportunities that has led to the Fund’s performance over the past decade. Going forward, we plan to maintain the same strategy in an effort to continue rewarding shareholders.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 18 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Credit Ratings are provided by Standard & Poor’s, who assign a rating based on their analysis of the issuer’s credit worthiness. The highest rating given is AAA and the lowest is C.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
May 31, 2015

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of May 31, 2015, 85.48% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the composition of the Fund’s portfolio as of that date was consistent with the composition of the Fund’s portfolio over the past 5 years. In addition, as of that date 68.48% of the Fund’s portfolio was invested in bonds rated BBB by Standard & Poor’s, while an additional 15.02% of the Fund’s portfolio was rated below investment grade and 3.31% of the Fund’s portfolio was not rated by Standard & Poor’s. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns, but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Portfolio Concentration at 05/31/15
(Includes cash and cash equivalents)
% Total Investments
Quality
U.S. Government & Agency Issues	1.57%
AA	2.76%
A	8.86%
BBB	68.48%
BB and Below	15.02%
Not Rated	3.31%
100.00%

Effective Maturity
Under 1 year	22.84%
1 to 3 years	50.73%
3 to 5 years	20.18%
5 to 7 years	5.13%
7 to 10 years	1.12%
100.00%

Asset Allocation
Corporate Bonds	85.48%
Asset-Backed Securities	9.82%
Taxable Municipal Bonds	2.74%
U.S. Government & Agency Issues	1.56%
Convertible Bonds	0.23%
Tax-Exempt Municipal Bonds	0.15%
Federal Agency Mortgage-Backed Securities	0.02%
100.00%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2015

	Principal
	Amount	Value
BONDS - 97.4%

Asset-Backed Securities - 9.7%
America West Airlines
7.930% due 1/2/2019,
Series 1999-1	8,756,468	$9,719,680
8.057% due 7/2/2020,
Series 2000-1	30,818	35,286
7.100% due 4/2/2021,
Series 2001-1	5,749,850	6,353,584

American Airlines
7.000% due 1/31/2018,
Series 2011-1 B (e)	19,633,366	21,105,869

Ameritech Capital Funding Corp.
9.100% due 6/1/2016	3,178	3,371

AWAS Aviation Capital Ltd.
7.000% due 10/17/2016 (e)	36,423,000	36,969,345

Basketball Properties Ltd.
6.650% due 3/1/2025 (e)	5,023,940	5,476,095

Beaver Valley II Funding
9.000% due 6/1/2017	2,000	2,160

BellSouth
Telecommunications, LLC
6.300% due 12/15/2015	3,808	3,857

British Airways PLC
5.625% due 6/20/2020,
Series 2013-1 (e)	44,164,513	46,814,384
5.625% due 6/20/2020,
Series 2013-1 B (e)	91,988	97,508

Bvps II Funding Corp.
8.890% due 6/1/2017	18,000	18,855

Continental Airlines
9.000% due 7/8/2016,
Series 2009-1	643,266	689,902
6.748% due 3/15/2017,
Series 1998-1 B	108,625	115,338
6.648% due 9/15/2017,
Series 1998-1 A	1,617,642	1,677,171
6.900% due 1/2/2018,
Series 1997-4 A	330,840	348,606
6.820% due 5/1/2018,
Series 1998-3 A-1	115,466	123,260
6.000% due 1/12/2019,
Series 2010-1 B	2,609,788	2,766,375
7.256% due 3/15/2020,
Series 1999-2 A-1	36,192	40,354
6.250% due 4/11/2020,
Series 2012-1 B	6,306,600	6,748,062
5.500% due 10/29/2020,
Series 2012-2 B	8,204,047	8,716,800

Delta Air Lines
6.750% due 11/23/2015,
Series 2010-2 B (e)	37,426,000	38,346,680
6.375% due 1/2/2016,
Series 2010-1 B (e)	13,453,000	13,820,267
9.750% due 12/17/2016,
Series 2009-1 B	771,076	855,894
6.718% due 1/2/2023,
Series 2002-1 G-1	4,074	4,726

Doric Nimrod Air Alpha
6.125% due 11/30/2019,
Series 2013-1B (e)	38,246,513	40,828,153
6.125% due 11/30/2019,
Series 2013-1B (e)	6,231,992	6,652,651

Doric Nimrod Air
Finance Alpha Ltd.
6.500% due 5/30/2021,
Series 2012-1 B (e)	24,240,360	25,807,354

Express Pipeline LP
7.390% due 12/31/2017 (e)	1,486,000	1,565,228

Federal Express Corp.
7.020% due 1/15/2016,
Series 1998	798,673	828,623
7.840% due 1/30/2018,
Series 1996	245,973	270,570

FPL Energy Caithness
Funding Corp.
7.645% due 12/31/2018 (e)	1,590,480	1,717,718

General American Railcar
6.690% due 9/20/2016,
Series 1997-1 (e)	123,151	127,154
7.760% due 8/20/2018,
Series III (e)	605,562	684,285

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Asset-Backed Securities (continued)
Hidden Ridge Facility
5.650% due 1/1/2022 (e)	4,327,103	$4,573,614

Landmark Leasing LLC
6.200% due 10/1/2022,
Series 2004A (e)	240,989	245,483

Midwest Family Housing LLC
5.168% due 7/1/2016 (e)	100,000	100,362

Northwest Airlines
7.691% due 4/1/2017,
Series 2001-1 B	80,732	88,402
8.028% due 11/1/2017,
Series 2007-1 B	98,476	111,090
7.575% due 3/1/2019,
Series 1999-2 A	1,072,530	1,190,508
7.150% due 10/1/2019,
Series 2000-1 G (b)	29,375	30,990
7.027% due 11/1/2019,
Series 2007-1 A	12,282,550	14,078,259
6.264% due 11/20/2021,
Series 2002-1 G-2	670,998	713,741
7.041% due 4/1/2022,
Series 2001-1 A-1	389,293	455,473

United Air Lines
10.400% due 11/1/2016,
Series 2009-1	1,980,292	2,178,321

US Airways
8.360% due 1/20/2019,
Series 1999-1A	95,657	104,744
8.000% due 10/1/2019,
Series 2012-1 B	10,760,198	12,212,825

Virgin Australia Trust
5.000% due 10/23/2023,
Series 2013-1A (e)	250,892	265,945

Total Asset-Backed Securities		315,684,922

Convertible Bonds - 0.2%
Hospitality Properties Trust
3.800% due 3/15/2027	7,309,000	7,309,000

Total Convertible Bonds		7,309,000

Corporate Bonds - 84.2%
Air Lease Corp.
4.500% due 1/15/2016	24,160,000	24,643,200
5.625% due 4/1/2017	34,210,000	36,519,175

Alcoa Inc.
5.550% due 2/1/2017	118,000	124,970
6.750% due 7/15/2018	17,376,000	19,703,845

Aluminum Company
of America
6.500% due 6/15/2018	25,301,000	28,130,993

Ameriprise Financial, Inc.
7.518% due 6/1/2066 (b)	2,329,000	2,422,160

Astoria Financial Corp.
5.000% due 6/19/2017	57,301,000	60,491,233

Aviation Capital Group Corp.
3.875% due 9/27/2016 (e)	1,639,000	1,678,103
4.625% due 1/31/2018 (e)	1,080,000	1,126,429

Avnet, Inc.
6.625% due 9/15/2016	551,000	586,245

Avon Products, Inc.
5.750% due 3/1/2018	9,683,000	9,537,755
6.500% due 3/1/2019	63,175,000	62,227,375
5.350% due 3/15/2020 (b)	500,000	452,500

Bank of America Corp.
2.225% due 11/2/2015 (b)	70,000	70,097
5.250% due 12/1/2015	781,000	799,076
6.000% due 6/15/2016	160,000	167,596
1.000% due 10/9/2024 (b)	35,000,000	34,720,000

BGC Partners Inc.
5.375% due 12/9/2019	2,875,000	2,979,219

BioMed Realty, L.P.
3.850% due 4/15/2016	2,373,000	2,422,805

BMC Software, Inc.
7.250% due 6/1/2018	26,428,000	25,569,090

Boston Scientific Corp.
6.250% due 11/15/2015 (b)	3,359,000	3,445,340

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Carpenter Technology Corp.
6.990% due 4/20/2018	415,000	$449,255
7.060% due 5/21/2018	500,000	538,346
7.030% due 5/22/2018	8,000	8,607

Caterpillar Financial
Services Corp.
1.550% due 6/15/2015	101,000	100,995

Centel Capital Corp.
9.000% due 10/15/2019	10,000	12,003

CenterPoint Energy, Inc.
6.850% due 6/1/2015	254,000	254,000

Centrais Eletricas Brasileiras S.A.
6.875% due 7/30/2019 (e)	32,373,000	32,534,865
6.875% due 7/30/2019 (e)	1,345,000	1,351,725
5.750% due 10/27/2021 (e)	16,365,000	15,607,300

Citigroup, Inc.
0.925% due 10/15/2024 (b)	35,000,000	33,776,400

Cliffs Natural Resources Inc.
5.950% due 1/15/2018 (b)	6,263,000	5,229,605
5.900% due 3/15/2020	61,404,000	34,693,260

CNA Financial Corp.
6.950% due 1/15/2018	605,000	677,385

Coca-Cola HBC Finance B.V.
5.500% due 9/17/2015	203,000	205,674

Columbia Property Trust
5.875% due 4/1/2018	130,000	141,894

Commercial Net Lease
Realty, Inc.
6.150% due 12/15/2015	443,000	454,834

CommonWealth REIT
5.875% due 9/15/2020	17,777,000	19,697,645

Computer Sciences Corp.
6.500% due 3/15/2018	18,933,000	20,938,819

Continental Resources, Inc.
7.375% due 10/1/2020	6,427,000	6,748,350
7.125% due 4/1/2021	18,613,000	19,799,579

Con-way Inc.
7.250% due 1/15/2018	10,589,000	11,862,963

Copano Energy, LLC
7.125% due 4/1/2021	2,722,000	2,888,864

Corn Products Int’l., Inc.
3.200% due 11/1/2015	500,000	504,157

Countrywide Financial Corp.
6.250% due 5/15/2016	2,942,000	3,074,096
5.250% due 5/27/2020	379,000	379,029
6.000% due 8/26/2020 (c)	140,000	139,523

Countrywide Home Loans, Inc.
5.500% due 5/16/2018	249,000	247,959

Darden Restaurants, Inc.
6.450% due 10/15/2017 (b)	6,610,000	7,273,803

Dayton Hudson Corp.
9.520% due 6/10/2015	90,000	90,113

Denali Borrower LLC / Denali
Finance Corp.
5.625% due 10/15/2020 (e)	30,878,000	32,769,277

Development Bank of Kazakhstan
6.500% due 6/3/2020 (e)	5,055,000	5,343,641
4.125% due 12/10/2022 (e)	39,356,000	35,322,010

Discover Financial Services
6.450% due 6/12/2017	590,000	645,449
10.250% due 7/15/2019	11,200,000	13,952,546

Dominion Resources, Inc.
7.500% due 6/30/2066 (b)	18,248,000	18,430,480

Domtar Corp.
7.125% due 8/15/2015	248,000	250,605
9.500% due 8/1/2016	885,000	958,443
10.750% due 6/1/2017	33,419,000	39,070,119

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Dow Chemical Co.
2.850% due 5/15/2016	18,000	$17,845
2.900% due 5/15/2016	200,000	197,906
2.350% due 8/15/2016	20,000	20,005

Dun & Bradstreet Corp.
2.875% due 11/15/2015	105,000	106,041

Duquesne Light Holdings Inc.
5.500% due 8/15/2015	6,959,000	7,031,088

El Paso Corp.
7.000% due 6/15/2017	2,902,000	3,178,813

Embraer Overseas Ltd.
6.375% due 1/24/2017	10,396,000	11,066,542

Entergy Corp.
3.625% due 9/15/2015	1,298,000	1,306,963

Enterprise Products
Operating LLC
7.000% due 6/1/2067 (b)	9,613,000	9,685,098

Everest Reinsurance Holdings Inc.
6.600% due 5/15/2037 (b)	8,692,000	8,681,135

Expedia, Inc.
7.456% due 8/15/2018	4,531,000	5,210,781

Fairfax Financial Holdings Ltd.
8.250% due 10/1/2015	2,094,000	2,142,133
7.375% due 4/15/2018	29,666,500	33,302,901
5.800% due 5/15/2021 (e)	12,040,000	12,992,581

Fidelity National Financial, Inc.
6.600% due 5/15/2017	16,009,000	17,410,876

Fifth Third Bancorp
4.900% due 9/30/2019 (b) (d)	54,690,000	52,434,037

First Midwest Bancorp, Inc.
5.875% due 11/22/2016	1,175,000	1,234,199

Fortune Brands, Inc.
5.375% due 1/15/2016	24,000	24,647

Frontier Oil Corp.
6.875% due 11/15/2018	27,648,000	28,598,262

Gazprom OAO Via Gaz
Capital S.A.
8.146% due 4/11/2018 (e)	4,500,000	4,848,750
9.250% due 4/23/2019 (e)	30,596,000	34,564,301
9.250% due 4/23/2019 (e)	30,000,000	33,891,000

GE Capital Trust I
6.375% due 11/15/2067 (b)	20,107,000	21,853,796

General Electric Capital Corp.
5.000% due 4/15/2016	45,000	46,261
0.659% due 5/5/2026 (b)	613,000	584,035
6.375% due 11/15/2067 (b)	51,298,000	55,914,820

Genworth Financial Inc.
6.515% due 5/22/2018	18,160,000	19,170,241
7.700% due 6/15/2020	6,293,000	6,780,707

GFI Group Inc.
10.375% due 7/19/2018 (b)	51,953,000	57,797,712

Globo Comunicacao e
Participacoes S.A.
5.307% due 5/11/2022 (c) (e)	10,700,000	11,154,750

Goldman Sachs Group, Inc.
1.277% due 2/19/2018 (b)	5,000,000	4,986,165
2.000% due 6/17/2023 (b)	1,764,000	1,703,086

Great Plains Energy Inc.
6.875% due 9/15/2017	30,000	32,748

Harsco Corp.
5.750% due 5/15/2018	23,184,000	24,053,400

HCP, Inc.
7.072% due 6/8/2015	188,000	188,163

Hiland Partners, LP
7.250% due 10/1/2020 (e)	22,110,000	24,044,625

Hillshire Brands Co.
2.750% due 9/15/2015	389,000	391,094

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Horace Mann Educators Corp.
6.850% due 4/15/2016	9,265,000	$9,716,048

Hospitality Properties Trust
6.300% due 6/15/2016	1,648,000	1,689,703
5.625% due 3/15/2017	11,508,000	12,210,218
6.700% due 1/15/2018	5,007,000	5,453,785

Host Hotels & Resorts LP
5.875% due 6/15/2019	4,155,000	4,283,070
6.000% due 11/1/2020	6,584,000	6,919,073

HRPT Properties Trust
6.250% due 8/15/2016	4,645,000	4,790,012
6.250% due 6/15/2017	5,678,000	6,045,440
6.650% due 1/15/2018	33,478,000	36,127,985

Ingram Micro Inc.
5.250% due 9/1/2017	750,000	804,774

International Game Technology
7.500% due 6/15/2019	4,888,000	5,205,720

International Lease Finance Corp.
6.750% due 9/1/2016 (e)	14,286,000	15,107,445

INVISTA Finance LLC
4.250% due 10/15/2019 (e)	12,405,000	12,218,925

ITT Hartford Financial
Services Group, Inc.
7.300% due 11/1/2015	145,000	148,786

J.C. Penney Corp, Inc.
6.875% due 10/15/2015	3,071,000	3,132,420

Jabil Circuit, Inc.
7.750% due 7/15/2016	5,069,000	5,411,157
8.250% due 3/15/2018	71,065,000	81,813,581

John Hancock Life Ins. Co.
5.450% due 9/15/2015	201,000	203,586
5.450% due 10/15/2015	29,000	29,388
5.500% due 11/15/2015	75,000	75,734
5.250% due 12/15/2015	25,000	25,582
5.500% due 12/15/2015	25,000	25,550
5.000% due 4/15/2016	60,000	61,911

JPMorgan Chase & Co.
7.900% due 4/30/2018 (b) (d)	78,324,000	83,532,546
5.250% due 5/15/2018	65,000	65,003
5.250% due 3/15/2019	20,000	19,774

Kinder Morgan Inc.
7.000% due 2/1/2018	22,258,000	24,678,936

Lexmark International, Inc.
6.650% due 6/1/2018	4,262,000	4,720,847

LG&E and KU Energy LLC
2.125% due 11/15/2015 (e)	150,000	150,741

Life Technologies Corp.
3.500% due 1/15/2016	596,000	605,373

Lincoln National Corp.
7.000% due 5/17/2066 (b)	27,985,000	25,186,500
6.050% due 4/20/2067 (b)	20,155,000	18,492,212

Macy’s Retail Holdings Inc.
8.125% due 8/15/2035	305,000	309,833

Manufacturers &
Traders Trust Co.
5.585% due 12/28/2020 (b)	14,173,000	14,481,135
5.629% due 12/1/2021 (b)	1,002,000	1,039,575

Marriott Int’l., Inc.
6.200% due 6/15/2016	160,000	167,678

Masco Corp.
4.800% due 6/15/2015	802,000	803,079
6.125% due 10/3/2016	8,803,000	9,353,187
5.850% due 3/15/2017	3,792,000	4,025,587
6.625% due 4/15/2018	13,741,000	15,115,100

MBIA Inc.
6.400% due 8/15/2022	78,439,000	78,439,000

Merrill Lynch & Co.
6.050% due 5/16/2016	4,920,000	5,133,528
8.400% due 11/1/2019	310,000	381,664

Midcontinent Express
Pipeline LLC
6.700% due 9/15/2019 (e)	14,665,000	15,856,531

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Morgan Stanley
6.250% due 7/8/2019 (c)	201,000	$201,003
1.975% due 4/1/2021 (b)	130,000	128,863
1.975% due 6/9/2023 (b)	100,000	102,375

MPT Operating Partnership, L.P.
6.875% due 5/1/2021	45,844,000	49,110,385

Mylan Inc.
7.875% due 7/15/2020 (e)	11,945,000	12,512,686

National City Bank of Indiana
4.250% due 7/1/2018	200,000	212,680

National Retail Properties Inc.
6.875% due 10/15/2017	1,148,000	1,277,221

National Rural Utilities
7.200% due 10/1/2015	50,000	51,135
7.200% due 10/1/2015	80,000	81,680

Nationwide Building Society
5.000% due 8/1/2015 (e)	250,000	251,592

NCNB Corp.
10.200% due 7/15/2015	329,000	332,568

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	96,000	104,778

Noble Drilling Corp.
7.500% due 3/15/2019	21,428,000	23,352,192

Noble Holding Int’l. Ltd.
3.450% due 8/1/2015	502,000	503,453
4.900% due 8/1/2020	23,359,000	23,849,282
4.625% due 3/1/2021	14,580,000	14,492,505

Northern Indiana Public
Service Co.
7.590% due 6/12/2017	182,000	199,481

Omega Healthcare Investors, Inc.
6.750% due 10/15/2022	17,210,000	18,048,987

Owens Corning
6.500% due 12/1/2016	217,000	231,806

Pemex Project Funding
Master Trust
9.250% due 3/30/2018	20,000	23,605

Penn Virginia Resource
Partners, L.P.
6.500% due 5/15/2021	14,579,000	15,570,270

Petrobras Energia S.A.
5.875% due 5/15/2017 (e)	13,500,000	13,770,000
5.875% due 5/15/2017 (e)	24,549,000	25,039,980

Petrobras Int’l. Finance Co. S.A.
8.375% due 12/10/2018	727,000	806,806
7.875% due 3/15/2019	21,903,200	23,574,414
5.750% due 1/20/2020	11,320,000	11,307,548
5.375% due 1/27/2021	1,865,000	1,819,308

Pitney Bowes Inc.
4.750% due 1/15/2016	167,000	170,373
5.250% due 1/15/2037	2,821,000	3,007,364

Plains Exploration &
Production Co.
6.125% due 6/15/2019	12,983,000	13,761,980
6.500% due 11/15/2020	17,827,000	18,896,620
6.625% due 5/1/2021	30,335,000	31,851,750
6.750% due 2/1/2022	14,445,000	15,383,925
6.875% due 2/15/2023	2,364,000	2,538,345

Platinum Underwriters Finance,
Inc.
7.500% due 6/1/2017	15,976,000	17,619,994

Plum Creek Timberlands LP
5.875% due 11/15/2015	50,000	51,096

PNC Financial Services Group
6.750% due 8/1/2021 (b) (d)	34,389,000	38,300,749

PPF Funding, Inc.
5.625% due 1/15/2017 (e)	245,000	256,902

Principal Life Income
Funding Trusts
1.855% due 4/1/2016 (b)	50,000	49,540

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Prologis, Inc.
6.875% due 3/15/2020	69,000	$80,972

Provident Cos., Inc.
7.000% due 7/15/2018	1,057,000	1,202,036

Reckson Operating
Partnership, L.P.
6.000% due 3/31/2016	1,291,000	1,342,239

Regency Energy Partners LP
6.500% due 7/15/2021	17,886,000	19,121,923

Reinsurance Group of
America, Inc.
6.750% due 12/15/2065 (b)	33,768,000	32,164,020

Russian Agricultural Bank OJSC
via RSHB Capital S.A.
5.298% due 12/27/2017 (e)	10,000,000	9,838,600
5.298% due 12/27/2017 (e)	2,000,000	1,967,720
7.750% due 5/29/2018 (e)	5,000,000	5,222,400

Russian Railways via RZD
Capital PLC
5.739% due 4/3/2017 (e)	5,745,000	5,823,994
5.700% due 4/5/2022 (e)	28,200,000	27,354,451

Seagate HDD Cayman
7.000% due 11/1/2021	2,569,000	2,787,365

Security Benefit Life Insurance
8.750% due 5/15/2016 (e)	8,000,000	8,505,336

Select Income REIT
2.850% due 2/1/2018	17,420,000	17,664,559

Seminole Indian Tribe of Florida
8.030% due 10/1/2020 (e)	33,300,000	36,130,500

SESI LLC
6.375% due 5/1/2019	30,286,000	31,118,865
7.125% due 12/15/2021	47,391,000	50,708,370

Skyway Concession Co. LLC
0.553% due 6/30/2017 (b) (e)	67,825,000	65,315,475

SL Green Realty Corp.
5.000% due 8/15/2018	16,215,000	17,414,488

SLM Corp.
5.500% due 3/15/2019	800,000	779,413
6.000% due 3/15/2019 (c)	110,000	108,034
6.600% due 3/15/2019 (c)	375,000	366,666
5.190% due 4/24/2019	731,000	729,173
6.250% due 9/15/2020 (c)	154,000	147,953
6.500% due 12/15/2020 (c)	71,000	69,620
6.750% due 12/15/2020 (c)	306,000	302,602
6.750% due 12/15/2020 (c)	95,000	94,624
6.000% due 6/15/2021	251,000	244,852
6.150% due 6/15/2021	146,000	140,576
6.150% due 6/15/2021	52,000	50,790
7.250% due 1/25/2022	520,000	561,330

Southern Copper Corp.
6.375% due 7/27/2015	120,000	120,732

Southwestern Energy Co.
7.500% due 2/1/2018	100,000	112,317

StanCorp Financial Group, Inc.
6.900% due 6/1/2067 (b)	39,634,000	36,859,620

Standard Chartered PLC
4.000% due 7/12/2022 (b) (e)	37,273,000	38,297,038

Stanley Black & Decker Inc.
5.750% due 12/15/2053 (b)	2,250,000	2,446,875

Susa Partnership L.P.
8.200% due 6/1/2017	16,000	17,966
7.450% due 7/1/2018	130,000	150,257

Symantec Corp.
2.750% due 9/15/2015	301,000	302,406

Tech Data Corp.
3.750% due 9/21/2017	4,301,000	4,446,860

Texas Gas Transmission, LLC
4.600% due 6/1/2015	710,000	710,000

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Transocean Inc.
6.000% due 3/15/2018	33,366,000	$33,949,905
7.375% due 4/15/2018	4,933,000	5,154,985

Unitrin, Inc.
6.000% due 5/15/2017	14,877,000	15,912,290

Wells Fargo & Co.
7.980% due 3/15/2018 (b) (d)	68,681,000	75,549,100

Western Power Distribution
7.250% due 12/15/2017 (e)	2,335,000	2,556,577

Western Union Co.
5.930% due 10/1/2016	29,677,000	31,378,768

Westvaco Corp.
7.650% due 3/15/2027	256,000	281,285
7.500% due 6/15/2027	626,000	663,927

Wyndham Worldwide
5.750% due 2/1/2018	2,046,000	2,187,053

XL Group PLC
6.500% due 4/15/2017 (b) (d)	91,235,000	78,598,952

ZFS Finance USA Trust II
6.450% due 12/15/2065 (b) (e)	5,000,000	5,175,000

Zions Bancorporation
4.500% due 3/27/2017	1,125,000	1,177,374

Total Corporate Bonds		2,747,199,527

Federal Agency Mortgage-Backed
Securities - 0.0%
Fannie Mae
7.000% due 7/1/2015,
Series 53-5461F	19	19
8.000% due 9/1/2015,
Series 53-5460F	100	100
6.500% due 1/1/2019,
Series 76-9194F	25,224	26,419
6.000% due 10/1/2037,
Series 88-8736F	159,443	176,442
6.000% due 3/1/2038,
Series 25-7134F	126,550	139,961
Freddie Mac
4.500% due 5/1/2018,
Series P1-0032	18,313	18,458
6.500% due 12/1/2018,
Series C9-0241	21,196	24,353
6.000% due 11/1/2021,
Series G1-2449	37,008	40,788
6.000% due 2/1/2022,
Series G1-2758	71,799	79,130

Ginnie Mae
5.500% due 6/15/2017,
Series 58-4476X	785	793
5.500% due 7/20/2018,
Series 00-3411M	6,939	7,237
7.000% due 5/15/2033,
Series 78-2071X	37,691	45,611
5.500% due 6/20/2038,
Series 00-4163M	19,906	21,438

Total Federal Agency Mortgage-
Backed Securities		580,749

Taxable Municipal Bonds - 2.7%
California Earthquake Authority
6.169% due 7/1/2016	590,000	599,304

Casino Reinvestment
Development Authority NJ
5.340% due 6/1/2020	9,765,000	9,964,401

City of Atlantic City NJ
4.750% due 12/15/2015	220,000	223,445

City of Cleveland OH Airport
System Revenue
5.239% due 1/1/2017	440,000	446,446

City of Detroit MI Water Supply
System Revenue
3.607% due 7/1/2016	325,000	326,658

City of Miami FL
6.750% due 12/1/2018	1,310,000	1,452,738

County of Reeves TX Certs.
of Participation
4.250% due 12/1/2015	10,000	10,015
6.150% due 12/1/2015	755,000	760,919

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
County of Reeves TX Certs.
of Participation (continued)
7.000% due 12/1/2015	25,000	$25,245
5.000% due 12/1/2016	65,000	66,111
6.000% due 12/1/2016	75,000	75,990
5.000% due 12/1/2017	45,000	46,267
6.250% due 12/1/2017	20,000	20,272
7.400% due 12/1/2017	195,000	198,744
5.625% due 12/1/2018	125,000	131,275
6.500% due 12/1/2018	125,000	126,808
7.500% due 12/1/2018	35,000	35,676
6.750% due 12/1/2019	625,000	632,644
6.125% due 12/1/2020	375,000	401,445
6.875% due 12/1/2020	370,000	375,132
6.375% due 12/1/2021	45,000	48,807
7.000% due 12/1/2021	430,000	436,046
7.700% due 12/1/2021	3,340,000	3,398,283

Fannin County TX Public
Facility Corp.
2.950% due 10/1/2015	335,000	336,444
3.950% due 10/1/2016	675,000	686,178
4.600% due 10/1/2017	740,000	758,515
5.200% due 10/1/2019	515,000	533,463
5.650% due 10/1/2021	825,000	869,253

Garza County TX Public
Facility Corp.
6.200% due 10/1/2020	1,665,000	1,728,470

Guam Gov’t.
Waterworks Authority
1.880% due 7/1/2016	3,320,000	3,312,796
2.516% due 7/1/2017	210,000	209,177
3.061% due 7/1/2018	255,000	255,592

Kentucky Economic Development
Finance Authority
7.000% due 12/1/2021	270,000	273,081

Lancaster PA Parking Authority
5.760% due 12/1/2017	510,000	527,289

LL & P Wind Energy, Inc. WA
5.733% due 12/1/2017 (e)	675,000	681,412
5.983% due 12/1/2022 (e)	8,595,000	8,760,969

Memphis TN Health
Educational & Housing
Facility Board
4.500% due 3/1/2018	200,000	199,792

New Jersey Economic
Development Authority
5.000% due 6/15/2017 (e)	630,000	636,646

New Jersey Sports &
Exposition Authority
6.076% due 3/1/2023	615,000	660,707

Pontotoc County OK Educational
Facilities Authority
4.119% due 9/1/2023	360,000	373,370

Puerto Rico Commonwealth
Gov’t. Development Bank
4.704% due 5/1/2016	24,080,000	18,451,059
3.875% due 2/1/2017	8,000,000	4,982,880
4.375% due 2/1/2019	12,395,000	6,199,979

San Luis AZ Facility
Development Corp.
4.050% due 5/1/2016	1,005,000	1,007,010
4.650% due 5/1/2017	1,130,000	1,135,571
5.050% due 5/1/2018	780,000	788,962
5.350% due 5/1/2019	1,240,000	1,245,034
5.600% due 5/1/2020	670,000	681,062
5.700% due 5/1/2020	850,000	864,552
5.800% due 5/1/2021	1,055,000	1,073,304
5.900% due 5/1/2021	980,000	998,326
6.100% due 5/1/2022	1,030,000	1,043,689
6.200% due 5/1/2022	1,035,000	1,049,583

Summit County OH Development
Finance Authority
6.250% due 5/15/2026	435,000	458,929

West Texas Detention
Facility Corp.
3.800% due 11/1/2016	1,000,000	1,015,530
4.400% due 11/1/2017	1,195,000	1,227,994
4.700% due 11/1/2018	920,000	950,544

Willacy County TX Local
Gov’t. Corp.
7.800% due 12/1/2028	1,530,000	839,037

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2015

	Principal
	Amount
	or Shares	Value
BONDS (continued)

Taxable Municipal Bonds (continued)
Willacy County TX Public
Facility Corp.
5.000% due 12/1/2015	1,230,000	$1,241,734
6.000% due 12/1/2016	1,330,000	1,377,614
6.000% due 12/1/2017	390,000	410,046
5.600% due 12/1/2018	420,000	443,465

Total Taxable Municipal Bonds		88,091,729

Tax-Exempt Municipal Bonds - 0.1%
Casino Reinvestment
Development Authority NJ
5.250% due 6/1/2019	5,000,000	5,014,750

Total Tax-Exempt
Municipal Bonds		5,014,750

United States Government &
Agency Issues - 0.5%
U.S. Treasury Bonds
1.750% due 7/31/2015	15,000,000	15,042,180

Total United States Government
& Agency Issues		15,042,180

TOTAL BONDS
(COST $3,266,188,056)		3,178,922,857

SHORT-TERM INVESTMENTS - 1.1%

Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.097% (a)	330	330

Total Money Market Funds		330

United States Government &
Agency Issues - 1.1%
U.S. Treasury Bills
0.001% due 7/30/2015 (b)	35,000,000	35,000,000

Total United States Government
& Agency Issues		35,000,000

TOTAL SHORT-TERM
INVESTMENTS
(COST $35,000,240)		35,000,330

TOTAL INVESTMENTS - 98.5%
(COST $3,301,188,296)		3,213,923,187

NET OTHER ASSETS AND
LIABILITIES - 1.5%		49,792,673

NET ASSETS - 100.0%		$3,263,715,860

(a)	Represents the 7-day yield at May 31, 2015.

(b)	Rate shown represents the current coupon rate at May 31, 2015.

(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(d)	Perpetual maturity; date shown represents next contractual call date.

(e)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. It has been deemed liquid under guidance approved by the Board.

B.V.:	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
PLC:	Public Limited Company
REIT:	Real Estate Investment Trust
S.A.:	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
May 31, 2015

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six-Month Period Ended May 31, 2015	Expense Ratio for the Period	Beginning Account Value 12/01/14	Ending Account Value 05/31/15	Expenses Paid During Period*
Thompson LargeCap Fund
Actual	1.15%	$1,000.00	$1,016.87	$5.78
Hypothetical (5% return before expenses)	1.15%	$1,000.00	$1,019.27	$5.79
Thompson MidCap Fund
Actual	1.30%	$1,000.00	$1,021.92	$6.55
Hypothetical (5% return before expenses)	1.30%	$1,000.00	$1,018.52	$6.54
Thompson Bond Fund
Actual	0.72%	$1,000.00	$1,005.11	$3.60
Hypothetical (5% return before expenses)	0.72%	$1,000.00	$1,021.41	$3.63

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2015 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $105,708, $34,664 and
$3,301,188 respectively)	$126,119	$41,700	$3,213,923
Due from sale of securities	157	–	9,766
Receivable from fund shares sold	9	–	8,704
Dividends and interest receivable	257	47	46,341
Prepaid expenses	14	12	174
Total Assets	126,556	41,759	3,278,908
LIABILITIES
Due on purchase of securities	–	–	3,457
Payable for fund shares redeemed	9	2	9,211
Line of credit	–	–	499
Accrued expenses payable	27	19	169
Due to Advisor	106	34	1,856
Total Liabilities	142	55	15,192
NET ASSETS	$126,414	$41,704	$3,263,716
Net Assets consist of:
Capital stock ($.001 par value)	$154,085	$33,709	$3,325,685
Undistributed net investment income (loss)	249	(23)	32,839
Accumulated net realized gain (loss) on investments	(48,331)	982	(7,543)
Net unrealized appreciation (depreciation) on investments	20,411	7,036	(87,265)
Net Assets	$126,414	$41,704	$3,263,716
Shares of capital stock outstanding (unlimited shares authorized)	2,327	3,188	282,518
Offering and redemption price/Net asset value per share	$54.32	$13.08	$11.55

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Unaudited)
Six-Month Period Ended May 31, 2015 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends	$1,086	$243	$–
Interest(1)	–	–	78,912
	1,086	243	78,912
Expenses
Investment advisory fees	592	205	10,201
Shareholder servicing costs	47	20	901
Administrative & accounting services fees	61	28	469
Custody fees	6	2	135
Directors fees	12	11	66
Federal & state registration	17	17	58
Professional fees	19	19	38
Other expenses	12	5	392
Total expenses	766	307	12,260
Less expenses reimbursed by Advisor	(41)	(41)	–
Net expenses	725	266	12,260
Net investment income (loss)	361	(23)	66,652
Net realized gain (loss) on investments	3,779	1,117	(3,676)
Net unrealized depreciation on investments	(1,346)	(3)	(37,673)
Net gain (loss) on investments	2,433	1,114	(41,349)
Net increase in net assets resulting from operations	$2,794	$1,091	$25,303

(1)Net of foreign withholding taxes	$–	$–	$67

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND
	Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2015	November 30,	May 31, 2015	November 30,	May 31, 2015	November 30,
	(Unaudited)	2014	(Unaudited)	2014	(Unaudited)	2014
Operations
Net investment income (loss)	$361	$672	$(23)	$(9)	$66,652	$125,810
Net realized gain (loss)
on investments	3,779	15,743	1,117	3,923	(3,676)	(822)
Net unrealized appreciation
(depreciation) on investments	(1,346)	1,450	(3)	332	(37,673)	(73,260)
Net increase in net assets resulting
from operations	2,794	17,865	1,091	4,246	25,303	51,728
Distributions to Shareholders
Distributions from net
investment income	(676)	(472)	–	–	(71,662)	(112,531)
Distributions from net realized gains
on securities transactions	–	–	(3,896)	(3,933)	–	(5,802)
Total distributions to shareholders	(676)	(472)	(3,896)	(3,933)	(71,662)	(118,333)

Fund Share Transactions
(See Note 4)	(4,320)	(13,575)	3,202	3,386	(413,888)	1,538,506

Total Increase (Decrease)
in Net Assets	(2,202)	3,818	397	3,699	(460,247)	1,471,901

Net Assets
Beginning of period	128,616	124,798	41,307	37,608	3,723,963	2,252,062
End of period	$126,414	$128,616	$41,704	$41,307	$3,263,716	$3,723,963
Undistributed net investment
income (loss) included in net assets
at end of period	$249	$564	$(23)	$–	$32,839	$36,424

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor to apply those methods in making fair value determinations, subject to board oversight. The Advisor has established a valuation committee (the “Committee”). The Committee and other Advisor employees administer, implement, and oversee the fair valuation process and make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services, considers circumstances in the markets which may require valuation determinations by the Committee and reviews previous valuation determinations. The Committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

SECURITY VALUATION - Each Fund’s listed or exchange-traded investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds.

Debt investments are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Debt securities with remaining maturities of 60 days or less are generally valued on an amortized cost basis.

Where market quotations are not readily available or are unreliable, a fair value is determined in good faith pursuant to procedures established by the Funds’ Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of May 31, 2015.

VALUATION MEASUREMENTS – In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, sovereign bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2015:

	LargeCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$126,105,987	$–	$–	$126,105,987
Short-term investments	12,620	–	–	12,620
Total Assets	$126,118,607	$–	$–	$126,118,607

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common stocks	$41,641,653	$–	$–	$41,641,653
Short-term investments	57,987	–	–	57,987
Total Assets	$41,699,640	$–	$–	$41,699,640

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Bonds	$–	$3,178,922,857	$–	$3,178,922,857
Short-term investments	330	35,000,000	–	35,000,330
Total Assets	$330	$3,213,922,857	$–	$3,213,923,187

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the six-month period ended May 31, 2015. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 13, 2015 used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. As of May 31, 2015, the limits established are: LargeCap Fund - $6,500,000, MidCap Fund - $2,000,000 and Bond Fund - $175,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the six-month period ended May 31, 2015.

					Date of
	Average	Average	Interest	Maximum	Maximum
	Balance	Interest Rate	Expense	Borrowing	Borrowing
LargeCap Fund	$92,011	3.250%	$1,512	$585,000	3/3/2015
MidCap Fund	$53,670	3.250%	$882	$1,350,000	1/8/2015
Bond Fund	$3,842,434	3.250%	$63,133	$50,107,000	12/22/2014

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the six-month period ended May 31, 2015, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. Generally, each of the tax years in the four-year period ended November 30, 2014 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined that such subsequent events do not have an impact on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First	Over
	$50 Million	$50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2016 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund-1.15%, MidCap Fund-1.30% and Bond Fund-0.80%. For the six-month period ended May 31, 2015, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $41,258 and $41,300, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the six-month period ended May 31, 2015 in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$18,835
MidCap Fund	$17,016
Bond Fund	$158,877

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the six-month period ended May 31, 2015, the amounts reimbursed by the Funds to the Advisor were:

Intermediary
Fees Reimbursed
LargeCap Fund	$13,653
MidCap Fund	$2,593
Bond Fund	$648,922

As of May 31, 2015, retirement plan investments by certain employees of the Advisor represent 6.22% of the net assets of the MidCap Fund.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)

Transactions in shares of the Funds were as follows:

	Six-Month Period Ended		Year Ended
	May 31, 2015 (Unaudited)		November 30, 2014
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	70	$3,780	113	$5,604
Shares issued in reinvestment of dividends	12	652	10	460
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(163)	(8,752)	(400)	(19,639)
Net decrease	(81)	$(4,320)	(277)	$(13,575)

MidCap Fund
Shares sold	168	$2,220	427	$5,679
Shares issued in reinvestment of dividends	–	–	–	–
Shares issued in reinvestment of realized gains	299	3,825	315	3,919
Shares redeemed	(221)	(2,843)	(479)	(6,212)
Net increase	246	$3,202	263	$3,386

Bond Fund
Shares sold	44,089	$506,295	196,126	$2,327,553
Shares issued in reinvestment of dividends	5,915	67,361	8,996	106,321
Shares issued in reinvestment of realized gains	–	–	471	5,520
Shares redeemed	(86,048)	(987,544)	(76,062)	(900,888)
Net increase (decrease)	(36,044)	$(413,888)	129,531	$1,538,506

NOTE 5 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the six-month period ended May 31, 2015 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$5,817,658	$10,446,566	$–	$–
MidCap Fund	$4,407,848	$5,136,555	$–	$–
Bond Fund	$583,944,897	$510,188,451	$203,143,103	$145,067,986

NOTE 6 - INCOME TAX INFORMATION

At May 31, 2015, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Federal tax cost	$105,933,182	$34,788,847	$3,301,268,877
Unrealized appreciation	$24,127,908	$9,491,978	$31,423,277
Unrealized depreciation	(3,942,483)	(2,581,185)	(118,768,967)
Net unrealized appreciation (depreciation)	$20,185,425	$6,910,793	$(87,345,690)

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2015

The tax components of distributions paid during the six-month period ended May 31, 2015 and the fiscal year ended November 30, 2014 are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Six-month period ended May 31, 2015 (Unaudited)
Distributions paid from:
Ordinary income distributions	$675,832	$429,599	$71,662,160
Long-term capital gains distributions	–	3,466,117	–
Total distributions paid	$675,832	$3,895,716	$71,662,160

Fiscal year ended November 30, 2014
Distributions paid from:
Ordinary income distributions	$472,077	$246,171	$112,531,226
Long-term capital gains distributions	–	3,687,221	5,801,616
Total distributions paid	$472,077	$3,933,392	$118,332,842

The tax basis post-October losses as of November 30, 2014 and capital loss carryforward as of November 30, 2014, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LargeCap Fund	MidCap Fund	Bond Fund
Post-October losses	$–	$–	$1,260,557
Net capital loss carryforward
Subject to expiration
November 30, 2016	$4,098,285	$–	$–
November 30, 2017	47,755,283	–	–
Not subject to expiration
Short-term	–	–	1,100,909
Long-term	–	–	–
Total capital loss carryforward	$51,853,568	$–	$1,100,909

During the fiscal year ended November 30, 2014, the LargeCap Fund utilized capital loss carryforwards in the amount of $15,660,462.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during taxable years after December 22, 2010 are carried forward indefinitely and retain the character of the original loss. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The following distributions were declared on June 22, 2015, payable to shareholders on June 23, 2015 (Unaudited):

	LargeCap Fund	MidCap Fund	Bond Fund
Ordinary income distributions
Amount	$–	$–	$33,640,900
Per Share	$–	$–	$0.12

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended
	May 31, 2015		Year Ended November 30,
	(Unaudited)		2014	2013	2012	2011	2010
LARGECAP FUND

Net Asset Value, Beginning of Period	$53.40		$46.47	$34.27	$30.07	$29.20	$27.04
Income from Investment Operations
Net investment income	0.16		0.27	0.19	0.18	0.08	0.01
Net realized and unrealized gains
on investments and options	1.04		6.84	12.20	4.13	0.80	2.20
Total from Investment Operations	1.20		7.11	12.39	4.31	0.88	2.21
Less Distributions
Distributions from net investment income	(0.28)		(0.18)	(0.19)	(0.11)	(0.01)	(0.05)
Distributions from net realized gains	–		–	–	–	–	–
Total Distributions	(0.28)		(0.18)	(0.19)	(0.11)	(0.01)	(0.05)

Net Asset Value, End of Period	$54.32		$53.40	$46.47	$34.27	$30.07	$29.20

Total Return	2.26%	(a)	15.35%	36.33%	14.37%	3.02%	8.17%

Ratios/Supplemental Data
Net assets, end of period (millions)	$126.4		$128.6	$124.8	$99.6	$104.1	$125.8
Ratios to average net assets:
Ratio of expenses	1.15%	(b)	1.15%	1.21%	1.31%	1.31%	1.36%
Ratio of expenses without reimbursement	1.22%	(b)	1.23%	1.22%	1.31%	1.31%	1.36%
Ratio of net investment income	0.57%	(b)	0.54%	0.46%	0.47%	0.24%	0.05%
Ratio of net investment income
without reimbursement	0.51%	(b)	0.46%	0.45%	0.47%	0.24%	0.05%
Portfolio turnover rate	5%	(a)	27%	38%	30%	40%	37%

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended
	May 31, 2015		Year Ended November 30,
	(Unaudited)		2014		2013		2012		2011		2010
MIDCAP FUND

Net Asset Value, Beginning of Period	$14.04		$14.04		$11.28		$11.15		$11.36		$9.39
Income from Investment Operations
Net investment loss	(0.01)		–	(a)	–	(a)	–	(a)	–	(a)	–	(a)
Net realized and unrealized gains
on investments	0.38		1.47		3.71		1.38		0.44		2.02
Total from Investment Operations	0.37		1.47		3.71		1.38		0.44		2.02
Less Distributions
Distributions from net investment income	–		–		–		–		–		–	(a)
Distributions from net realized gains	(1.33)		(1.47)		(0.95)		(1.25)		(0.65)		(0.05)
Total Distributions	(1.33)		(1.47)		(0.95)		(1.25)		(0.65)		(0.05)

Net Asset Value, End of Period	$13.08		$14.04		$14.04		$11.28		$11.15		$11.36

Total Return	2.84%	(b)	11.82%		35.65%		14.41%		3.69%		21.71%

Ratios/Supplemental Data
Net assets, end of period (millions)	$41.7		$41.3		$37.6		$24.6		$17.6		$15.7
Ratios to average net assets:
Ratio of expenses	1.30%	(c)	1.30%		1.30%		1.30%		1.30%		1.30%
Ratio of expenses without reimbursement	1.50%	(c)	1.54%		1.63%		1.83%		1.96%		2.34%
Ratio of net investment loss	(0.11%	)(c)	(0.02%	)	(0.02%	)	(0.03%	)	(0.19%	)	(0.09%	)
Ratio of net investment loss
without reimbursement	(0.32%	)(c)	(0.27%	)	(0.35%	)	(0.56%	)	(0.85%	)	(1.14%	)
Portfolio turnover rate	11%	(b)	34%		47%		44%		47%		39%

(a)	Less than .005 per share.
(b)	Calculated on a non-annualized basis.
(c)	Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended
	May 31, 2015		Year Ended November 30,
	(Unaudited)		2014	2013	2012	2011		2010
BOND FUND

Net Asset Value, Beginning of Period	$11.69		$11.91	$11.95	$11.33	$11.54		$11.16
Income from Investment Operations
Net investment income	0.25		0.45	0.41	0.41	0.42		0.34
Net realized and unrealized gains (losses)
on investments	(0.15)		(0.19)	(0.03)	0.67 (a)	(0.17	)(a)	0.46 (a)
Total from Investment Operations	0.10		0.26	0.38	1.08	0.25		0.80
Less Distributions
Distributions from net investment income	(0.24)		(0.45)	(0.40)	(0.43)	(0.40)		(0.34)
Distributions from net realized gains	–		(0.03)	(0.02)	(0.03)	(0.06)		(0.08)
Total Distributions	(0.24)		(0.48)	(0.42)	(0.46)	(0.46)		(0.42)

Net Asset Value, End of Period	$11.55		$11.69	$11.91	$11.95	$11.33		$11.54

Total Return	0.87%(b)		2.19%	3.24%	9.70%	2.16%		7.33%

Ratios/Supplemental Data
Net assets, end of period (millions)	$3,263.7		$3,724.0	$2,252.1	$1,292.3	$656.0		$437.5
Ratios to average net assets:
Ratio of expenses	0.72%	(c)	0.72%	0.74%	0.78%	0.80%		0.80%
Ratio of expenses without reimbursement	0.72%	(c)	0.72%	0.74%	0.78%	0.84%		0.87%
Ratio of net investment income	3.93%	(c)	4.04%	3.73%	3.90%	3.89%		3.52%
Ratio of net investment income
without reimbursement	3.93%	(c)	4.04%	3.73%	3.90%	3.86%		3.44%
Portfolio turnover rate	18%	(b)	21%	33%	16%	14%		10%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.
(b)	Calculated on a non-annualized basis.
(c)	Calculated on an annualized basis.

See Notes to Financial Statements.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS

DIRECTORS
John W. Feldt - Chairman
George E. Austin
Cornelia Boyle
Patricia Lipton
Jason L. Stephens
John W. Thompson

OFFICERS
Jason L. Stephens, CFA
Chief Executive Officer

John W. Thompson, CFA
President

James T. Evans, CFA
Vice President

Penny M. Hubbard
Chief Financial Officer and Treasurer

Nedra S. Pierce
Chief Compliance Officer

Lesley T. Bailey
Secretary

Sarah M. Baumgartner
Assistant Secretary	INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

Item 2. Code of Ethics.

Not required in Semi-Annual Reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not required in Semi-Annual Reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not required in Semi-Annual Reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Semi-Annual Report to shareholders dated as of May 31, 2015 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 23rd day of July, 2015.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 23rd day of July, 2015.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive
Officer (Principal Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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